Exhibit 99.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Harvey Electronics, Inc. (the "Company") on Form 10-Q for the first quarter ended February 1, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Joseph J. Calabrese, Executive Vice President, Chief Financial Officer, Treasurer & Secretary certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act, that:

1. The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the first quarter ended February 1, 2003.









/s/ Joseph J. Calabrese
-----------------------
Joseph J. Calabrese
Executive Vice President,
Chief Financial Officer,
Treasurer & Secretary
March 18, 2003